UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 17, 2010
Pyramid Oil Company
(Exact name of registrant as specified in its charter)

California	001-32989	94-0787340

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2008 – 21st Street Bakersfield, California	93301

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (661) 325-1000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The discussion in Item 5.07 pertaining to the amendment of the Restated Articles of Incorporation and Amended and Restated Bylaws of Pyramid Oil Company (“Pyramid Oil”) is incorporated by reference into this Item 5.03.
Item 5.07 Submission of Matters to a Vote of Security Holders.
     On June 17, 2010, Pyramid Oil held its annual meeting of shareholders (the “Annual Meeting”). Based upon the record date of April 30, 2010, 4,677,728 shares of common stock were issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 4,061,132 such shares were present in person or represented by proxy.
     At the Annual Meeting, the shareholders of Pyramid Oil:
•	Approved an amendment to Pyramid Oil’s Restated Articles of Incorporation and Amended and Restated Bylaws to change the authorized number of directors from a fixed number of seven to a minimum number of four and a maximum number of seven directors, with the initial number of authorized directors to be four, and to delete references in the Restated Articles of Incorporation to Pyramid Oil’s principal place of business;

•	Elected four persons to serve as directors of Pyramid Oil until the 2011 annual meeting of shareholders; and

•	Approved the selection of SingerLewak LLP as Pyramid Oil’s independent registered public accounting firm for the year ending December 31, 2010.
     The proposals summarized above are discussed in detail in Pyramid Oil’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2010. Exhibit 3.1 attached hereto and incorporated herein is a copy of Pyramid Oil’s new Restated Articles of Incorporation, and Exhibit 3.2 attached hereto and incorporated herein is a copy of the newly amended Article II, Section C of Pyramid Oil’s Amended and Restated Bylaws.
     The following are the voting results with respect to each proposal submitted for a vote of the shareholders at the Annual Meeting:
(1)	Amendment to Pyramid Oil’s Restated Articles of Incorporation and Amended and Restated Bylaws

For	Against	Abstain	Broker Non-Votes
3,754,713	303,349	3,070	0

(2)	Election of Four Directors

Nominee	For	Withheld	Broker Non-Votes
John H. Alexander	703,608	203,351	3,154,173

Michael D. Herman	817,600	89,359	3,154,173

Gary L. Ronning	819,711	87,248	3,154,173

John E. Turco	821,965	84,994	3,154,173
(3)	Approval of the selection of SingerLewak LLP as Pyramid Oil’s independent registered public accounting firm for the year ending December 31, 2010

For	Against	Abstain	Broker Non-Votes
3,088,496	108,729	863,907	0
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 3.1	Restated Articles of Incorporation of Pyramid Oil Company

Exhibit 3.2	Amendment to Article II, Section C of the Amended and Restated Bylaws of Pyramid Oil Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pyramid Oil Company
June 22, 2010	By:	/s/ John H. Alexander
		Name:	John H. Alexander
		Title:	Chief Executive Officer

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